MFS(R) SUN LIFE SERIES TRUST:

                               TOTAL RETURN SERIES

                      Supplement to the Current Prospectus

Effective February 17, 2004, the Portfolio Manager section of the prospectus is hereby restated as follows:

This series is managed by a team of portfolio managers, headed by David M. Calabro. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Lisa B. Nurme, each an MFS Senior Vice President and a portfolio manager of the series' equity portion, and Brooks Taylor, an MFS Vice President, also a portfolio manager of the series' equity portion, along with Michael W. Roberge, an MFS Senior Vice President, and William J. Adams, an MFS Vice President, and each a portfolio manager of the series' fixed income securities. These individuals have been the series' portfolio managers since:
Mr. Calabro - 1995, Mr. Enright - 1999, Mr. Gorham - 2002, Mr. Mokas - 1998, Ms. Nurme - 1995, Mr. Roberge - 2002, Mr. Adams and Mr. Taylor - February 2004, and have been employed in the MFS investment management area since: Mr. Calabro - 1992, Mr. Enright - 1986, Mr. Gorham - 1992, Mr. Mokas - 1990, Ms. Nurme - 1987,
Mr. Roberge and Mr. Taylor - 1996 and Mr. Adams -1997.

Members of the team may change from time to time, and a current list of team members is available by contacting MFS.



                  The date of this Supplement is March 3, 2004.